U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2010

Stakool, Inc.

(Name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-24723	88-0393257
(Commission File Number)	(I.R.S. Employer
Identification No.)

18565 Soledad Canyon Road #153

Canyon Country, Ca. 91351

(310) 309-9080

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of theregistrant under any of the following provisions (see General Instruction A.2 below):

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", “our company" refer to Stakool, Inc., a Nevada corporation.

CHANGES IN REGISTRANT AND MATERIAL EVENTS

Section 1.01

Registrants Business and Operations

Stakool, Inc. (OTCBB: STKO) and LinQpay, Inc., a leading Mobile Payment and Global Payment Services company, today announced the signing of a definitive agreement whereby Stakool will acquire 100% of LinQpay, Inc.

Terms of the deal were not disclosed. The agreement is subject to approvals by the board of directors of both Stakool, Inc. and LinQpay. The transaction is expected to close in late July 2010.

Section 5.02

Corporate Governance and Management

Stakool, Inc. will appoint Mr. James Byler as the CEO of the company. Cherish Adams will be appointed as the Secretary/Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2010	By: /s/ Kyle Gotshalk

Kyle Gotshalk President

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